EXHIBIT A

[FORM OF] ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, Letters of Credit and Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

(a)	Assignor:
(b)	Assignee:	[and is an
Affiliate/Approved Fund of [identify Lender]]1

  (c)     Borrowers:          V.F. Corporation, VF Investments S.à r.l., VF Enterprises S.à r.l. and the other Borrowing Subsidiaries from time to time party to the Credit Agreement.

1 Select as applicable.

(d) Administrative Agent: JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

(e) Credit Agreement: The Credit Agreement, dated as of December [7], 2011, among V.F. Corporation, VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time).

(f) Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders*	Amount of Commitment/Loans Assigned*	Percentage Assigned of Commitment/ Loans2
US Tranche	$	$	%
Commitments/
Revolving Loans
Global Tranche	$	$	%
Commitments/
Revolving Loans
Competitive Bid	$	$	%
Loans
[ ]3

* Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(g)	[Trade Date.	________________ , 20	___ ]4
(h)	Effective Date:	________________ , 20	___ [TO BE
INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders of the applicable Class thereunder.
3 In the event any new Class of Commitments or Loans is established pursuant to Section 2.17 of the Credit Agreement, refer to the Class of such Commitments or Loans assigned.
4 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:	Consented to and Accepted:

________________, as Assignor,	JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	by
Name:	Name:
Title:	Title:

Consented to:
________________, as Assignor,
V.F. CORPORATION,

by		by
	Name:		Name:
	Title:		Title:

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an L/C Issuer and the Swing Line Lender,

by
Name:
Title:

[NAME OF EACH OTHER L/C ISSUER],

by
Name:
Title:

ANNEX 1 TO
ASSIGNMENT AND ASSUMPTION

Credit Agreement, dated as of December 8, 2011, among V.F. Corporation, VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time).

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.   Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 or 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on any Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Applicable Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Applicable Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3. General Provisions . This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B-1

[FORM OF] BORROWING SUBSIDIARY AGREEMENT (this “Agreement”) dated as of [                      ], 20[   ], among V.F. CORPORATION, a Pennsylvania corporation (the “Company”), [NAME OF BORROWING SUBSIDIARY], a [                ] corporation (the “New Borrowing Subsidiary”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders referred to below.

Reference is made to the Five-Year Revolving Credit Agreement dated as of December 8, 2011, among the Company, VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein have the meanings specified in the Credit Agreement.

Under the Credit Agreement, the Lenders and the L/C Issuers have agreed, upon the terms and subject to the conditions set forth therein, to make Loans to and issue Letters of Credit for the accounts of the Borrowing Subsidiaries, and the Company and the New Borrowing Subsidiary desire that the New Borrowing Subsidiary become a “Borrowing Subsidiary” and a [“Global Tranche Borrower”][“US Tranche Borrower”]. The Company represents that the New Borrowing Subsidiary is a wholly owned Subsidiary. Each of the Company and the New Borrowing Subsidiary represent and warrant that the representations and warranties of the Company in the Credit Agreement relating to the New Borrowing Subsidiary and this Agreement are true and correct on and as of the date hereof. The Company agrees that the Guarantee of the Company contained in the Credit Agreement will apply to the Obligations of the New Borrowing Subsidiary.

Upon execution of this Agreement by each of the Company, the New Borrowing Subsidiary and the Administrative Agent and the satisfaction of the other conditions set forth in Section 4.03 of the Credit Agreement, the New Borrowing Subsidiary shall be a party to the Credit Agreement and shall constitute a “Borrowing Subsidiary” and a “Borrower” and a [“Global Tranche Borrower”][“US Tranche Borrower”] for all purposes thereof; provided that this Agreement shall not become effective if it shall be unlawful for the New Borrowing Subsidiary to become a “Borrower” thereunder or for any Lender participating in a Tranche under which the New Borrowing Subsidiary may borrow to make Loans, or for an L/C Issuer participating in such Tranche to issue Letters of Credit, for the account of the New Borrowing Subsidiary or otherwise extend credit to the New Borrowing Subsidiary as provided therein, and the New Borrowing Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement.

This Agreement shall be construed in accordance with and governed by the law of the State of New York.

B-1-1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

V.F. CORPORATION,

by
Name:
Title:

by
Name:
Title:

[NAME OF NEW BORROWING SUBSIDIARY],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

B-1-2

EXHIBIT B-2

[FORM OF] BORROWING SUBSIDIARY TERMINATION

JPMorgan Chase Bank, N.A.,
Loan and Agency Services Group
10 South Dearborn
Chicago, IL 60603-2003
Attention: Nanette Wilson
nanette.wilson@jpmchase.com

with a copy to:

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017
Attention: James A. Knight
james.a.knight@jpmorgan.com

[                    ], 20[    ]

Ladies and Gentlemen:

The undersigned, V.F. Corporation, a Pennsylvania corporation (the “Company”), refers to the Five-Year Revolving Credit Agreement dated as of December 8, 2011, among the Company, VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein have the meanings specified in the Credit Agreement.

The Company hereby terminates the status of [                        ] (the “Terminated Borrowing Subsidiary”) as a Borrowing Subsidiary under the Credit Agreement. [The Company represents and warrants that as of the date hereof all Loans made to the Terminated Borrowing Subsidiary have been repaid, all Letters of Credit issued for the account of the Terminated Borrowing Subsidiary have been drawn in full or have expired or been cash collateralized in accordance with Section 2.06(j) of the Credit Agreement and all amounts payable by the Terminated Borrowing Subsidiary in respect of LC Disbursements, interest and/or fees (and, to the extent notified by the Administrative Agent or any Lender, any other amounts payable under the Credit Agreement by the Terminated Borrowing Subsidiary) have been paid in full.] [The Company acknowledges that the Terminated Borrowing Subsidiary shall continue to be a Borrowing Subsidiary until such time as all Loans made to the Terminated Borrowing Subsidiary have been repaid, all Letters of Credit issued for the account of the Terminated Borrowing Subsidiary have been drawn in full or have expired or been cash collateralized in accordance with Section 2.06(j) of the Credit Agreement and all amounts

B-2-1

payable by the Terminated Borrowing Subsidiary in respect of LC Disbursements, interest and/or fees (and, to the extent notified by the Administrative Agent or any Lender, any other amounts payable under the Credit Agreement by the Terminated Borrowing Subsidiary) have been paid in full; provided that the Terminated Borrowing Subsidiary shall not have the right to make further Borrowings under the Credit Agreement.]

This instrument shall be construed in accordance with and governed by the law of the State of New York.

Very truly yours,

V.F. CORPORATION,

by
Name:
Title:

by
Name:
Title:

B-2-2

EXHIBIT C

[FORM OF] BORROWING NOTICE

[J.P. Morgan Europe Limited
125 London Wall
London EC2Y 5AJ
Attention: Agency Department

sue.r.dalton@jpmorgan.com]1

JPMorgan Chase Bank, N.A.,
Loan and Agency Services Group
10 South Dearborn
Chicago, IL 60603-2003
Attention: Nanette Wilson
nanette.wilson@jpmchase.com

with a copy to:

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017
Attention: James A. Knight
james.a.knight@jpmorgan.com

[Date]

Ladies and Gentlemen:

Reference is made to the Five-Year Revolving Credit Agreement dated as of December 8, 2011, among V.F. Corporation (the “Company”), VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement. This notice constitutes a Borrowing Notice and the Company [on behalf of [NAME OF BORROWER]] (the “Borrower”) hereby gives you notice, pursuant to Section 2.03 of the Credit Agreement, that it requests a Borrowing under the Credit Agreement, and in that connection specifies the following information with respect to such Borrowing:

(A)	Borrower:

1 For any Borrowing Notice with respect to a Loan or Borrowing denominated in any currency other than US Dollars.

(B)	Class of Borrowing:2

(C)	Type of Borrowing:3

(D)	Aggregate principal amount of Borrowing denominated in [US Dollars][specify Alternative Currency] and in an amount equal to4: [US$][specify Alternative Currency]_______________

(E)	Date of Borrowing (which is a Business Day): _______________

(F)	Interest Period and the last day thereof5: ____________________

(G)	Location and number of the Borrower’s account to which proceeds of the requested Borrowing are to be disbursed (give name of bank and account number): [ ] (Account No.: ______________)

[(H)	Jurisdiction from which payments on the principal and interest on the requested Borrowing will be made:]6

The Borrower hereby certifies that, after giving effect to the Borrowing requested hereby, (i) [the aggregate Global Tranche Revolving Credit Exposures (or any component thereof) shall not exceed the aggregate Global Tranche Commitments (or the maximum amount of any such component)][the aggregate US Tranche Revolving Exposures (or any component thereof) shall not exceed the aggregate US Tranche Commitments (or the maximum amount of any such component)], (ii) the sum of the aggregate Revolving Credit Exposures and the aggregate Competitive Bid Loan Exposures shall not exceed the aggregate Commitments and (iii) [the Alternative Currency Exposure shall not exceed $750,000,000]7 [the Swing Line Exposure shall not exceed $100,000,000]8.

2 Specify US Tranche Revolving Loan, Global Tranche Revolving Loan, US Tranche Swing Line Loan or Global Tranche Swing Line Loan.

3 In the case of a requested Borrowing of a Revolving Loan denominated in US Dollars, specify LIBOR Borrowing or ABR Borrowing. Each requested Borrowing of a Revolving Loan
(a)  denominated in an Alternative Currency other than Euros shall be a LIBOR Borrowing and
(b) denominated in Euros shall be a EURIBOR Borrowing. Each requested Borrowing of a Swing Line Loan shall be an ABR Borrowing.

4 Must comply with Section 2.02(c) of the Credit Agreement.

5Applicable to LIBOR or EURIBOR Borrowings only. Shall be subject to the definition of “Interest Period” and can be a period of (i) one or two weeks, if quotations are available for deposits of such duration, or (ii) one, two, three or six months (or, if agreed to by each Lender participating therein, nine or 12 months).

6 Specify only in the case of a Borrowing requested by a Foreign Borrowing Subsidiary.

7 For any Revolving Loan.

8 For any Swing Line Loan.

Very truly yours,

V.F. CORPORATION,

by
Name:
Title:

EXHIBIT D-1

[FORM OF] COMPETITIVE BID REQUEST

JPMorgan Chase Bank, N.A.,
Loan and Agency Services Group
10 South Dearborn
Chicago, IL 60603-2003
Attention: Nanette Wilson
nanette.wilson@jpmchase.com

with a copy to:

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017
Attention: James A. Knight
james.a.knight@jpmorgan.com

[Date]

Ladies and Gentlemen:

Reference is made to the Five-Year Revolving Credit Agreement dated as of December 8, 2011, among V.F. Corporation (the “Company”), VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to Section 2.04(a) of the Credit Agreement, the Company [on behalf of the Borrower specified below] hereby requests Competitive Bids, and in that connection sets forth below the terms on which such Competitive Bids are requested to be made:

(A)	Name of Borrower:
(B)	Type of Competitive Borrowing:1
(C)	Currency of Competitive Borrowing:2

1 Either a LIBOR Competitive Borrowing, a EURIBOR Competitive Borrowing or an Absolute Rate Competitive Borrowing.

2 Specify US Dollars or an Alternative Currency.

(D)	Principal amount of Competitive Borrowing:3
(E)	Date of Competitive Borrowing:4
(F)	Interest Period and the last day thereof:5
(G)	Location and number of the Borrower’s account to which proceeds of the requested Borrowing are to be disbursed (give name of bank and account number):
[(H)	Jurisdiction from which payments of the principal and interest on the requested Borrowing will be made:]6

Very truly yours,

V.F. CORPORATION

by
Name:
Title:

3 Must be an integral multiple of the applicable Borrowing Multiple with a US Dollar Equivalent on the date of the applicable Competitive Bid Request of at least US$25,000,000. Must be in an aggregate principal amount that will not result in (i) the sum of the aggregate Revolving Credit Exposures plus the aggregate Competitive Bid Loan Exposures exceeding the aggregate Commitments or (ii) the Alternative Currency Exposure exceeding US$750,000,000.

4   Must be a Business Day.

5 Subject to the provisions of the definition of the term “Interest Period”, (a) in the case of a LIBOR Competitive Borrowing or a EURIBOR Competitive Borrowing, the period commencing on the date such Borrowing is made and ending on the numerically corresponding day in the calendar month that is one, two, three, six, nine or 12 months thereafter and (b) in the case of an Absolute Rate Competitive Borrowing, the period (which shall not be less than seven days or more than 360 days) commencing on the date of such Borrowing and ending on the date specified herein. The Interest Period may not end after the latest Stated Termination Date.

6   Specify only in the case of a Borrowing by a Foreign Borrowing Subsidiary.

D-1-2

EXHIBIT D-2

[FORM OF] NOTICE OF COMPETITIVE BID REQUEST

Lenders under the Credit Agreement
Referred to below

[Date]

Ladies and Gentlemen:

Reference is made to the Five-Year Revolving Credit Agreement dated as of December 8, 2011, among V.F. Corporation (the “Company”), VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Company [on behalf of [NAME OF APPLICABLE BORROWER]] (the “Borrower”) made a Competitive Bid Request on , 20[ ], pursuant to Section 2.04(b) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by [Date]/[Time].1 Your Competitive Bid must comply with Section 2.04(c) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

(A)	Name of Borrower:
(B)	Type of Competitive Borrowing:2
(C)	Currency of Competitive Borrowing:3

1The Competitive Bid must be received by the Administrative Agent (a) in the case of a LIBOR Competitive Borrowing or a EURIBOR Competitive Borrowing, not later than 9:30 a.m., Local Time, (i) three Business Days before a proposed Borrowing in the case of a Borrowing denominated in US Dollars and (ii) four Business Days before a proposed Borrowing in the case of a Borrowing denominated in an Alternative Currency and (b) in the case of an Absolute Rate Competitive Borrowing, not later than 9:30 a.m., Local Time, (i) on the day of a proposed Borrowing in the case of a Borrowing denominated in US Dollars and (ii) two Business Days before a proposed Borrowing in the case of a Borrowing denominated in an Alternative Currency.

 Either a LIBOR Competitive Borrowing, a EURIBOR Competitive Borrowing or an Absolute Rate Competitive Borrowing.

3 Specify US Dollars or an Alternative Currency.

(D)	Principal amount of Competitive Borrowing:4
(E)	Date of Competitive Borrowing:5
(F)	Interest Period and the last day thereof:6
(G)	Location and number of the Borrower’s account to which proceeds of the requested Borrowing are to be disbursed (give name of bank and account number):
[(H)	Jurisdiction from which payments of the principal and interest on the requested Borrowing will be made:]7

4 Must be an integral multiple of the applicable Borrowing Multiple with a US Dollar Equivalent on the date of the applicable Competitive Bid Request of at least US$25,000,000. Must be in an aggregate principal amount that will not result in (i) the sum of the aggregate Revolving Credit Exposures plus the aggregate Competitive Bid Loan Exposures exceeding the aggregate Commitments or (ii) the Alternative Currency Exposure exceeding US$750,000,000.

5   Must be a Business Day.

6 Subject to the provisions of the definition of the term “Interest Period”, (a) in the case of a LIBOR Competitive Borrowing or a EURIBOR Competitive Borrowing, the period commencing on the date such Borrowing is made and ending on the numerically corresponding day in the calendar month that is one, two, three, six, nine or 12 months thereafter and (b) in the case of an Absolute Rate Competitive Borrowing, the period (which shall not be less than seven days or more than 360 days) commencing on the date of such Borrowing and ending on the date specified herein. The Interest Period may not end after the latest Stated Termination Date.

7   Specify only in the case of a Borrowing by a Foreign Borrowing Subsidiary.

D-2-2

Very truly yours,

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

by
Name:
Title:

D-2-3

EXHIBIT D-3

[FORM OF] COMPETITIVE BID

JPMorgan Chase Bank, N.A.,
Loan and Agency Services Group
10 South Dearborn
Chicago, IL 60603-2003
Attention: Nanette Wilson
nanette.wilson@jpmchase.com

with a copy to:

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017
Attention: James A. Knight
james.a.knight@jpmorgan.com

[Date]

Ladies and Gentlemen:

Reference is made to the Five-Year Revolving Credit Agreement dated as of December 8, 2011, among V.F. Corporation (the “Company”), VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned hereby makes a Competitive Bid pursuant to Section 2.04(c) of the Credit Agreement, in response to the Competitive Bid Request made by the Company [on behalf of [NAME OF APPLICABLE BORROWER]] (the “Borrower”) on ___, 20[ ], and in that connection sets forth below the terms on which such Competitive Bid is made:

(A)	Principal Amount1
(B)	Competitive Bid Rate2

1 Must be in a minimum amount equal to the applicable Borrowing Minimum and an integral multiple of the applicable Borrowing Multiple and may equal the entire principal amount of the Competitive Borrowing requested.

(C)	Interest Period and last day thereof

The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the Credit Agreement, to extend credit to the Borrower upon acceptance by the Borrower of this Competitive Bid in accordance with Section 2.04(e) of the Credit Agreement.

Very truly yours,

[NAME OF LENDER],

by
Name:
Title:

2   i.e., LIBO Rate + or -  __%, in the case of LIBOR Competitive Loans, EURIBO Rate + or - __%, in the case of EURIBOR Competitive Loans or __%, in the case of Absolute Rate Competitive Loans.

D-3-2

EXHIBIT D-4

[FORM OF] COMPETITIVE BID ACCEPT/REJECT LETTER

JPMorgan Chase Bank, N.A.,
Loan and Agency Services Group
10 South Dearborn
Chicago, IL 60603-2003
Attention: Nanette Wilson
nanette.wilson@jpmchase.com

with a copy to:

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017
Attention: James A. Knight
james.a.knight@jpmorgan.com

[Date]

Dear Ladies and Gentlemen:

Reference is made to the Five-Year Revolving Credit Agreement dated as of December 8, 2011, among V.F. Corporation (the “Company”), VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 2.04(b) of the Credit Agreement, the Company [on behalf of [specify the Borrowing Subsidiary]] requested Competitive Bids pursuant to a Competitive Bid Request dated [ ].

In accordance with Section 2.04(e) of the Credit Agreement, the undersigned [on behalf of [specify the Borrowing Subsidiary]] hereby accepts the following Competitive Bids with an Interest Period ending on [date]:

Principal Amount	Currency	Absolute Rate/LIBO Lender Rate/EURIBO Rate Margin

[%]/[+/-. %]

The undersigned [on behalf of [specify the Borrowing Subsidiary]] hereby rejects the following Competitive Bids:

Principal Amount	Currency	Absolute Rate/LIBO Lender Rate/EURIBO Rate Margin

[%]/[+/-. %]

[The undersigned hereby certifies that, in accordance with Section 2.04(a) of the Credit Agreement, after giving effect to the Borrowing to be made pursuant hereto,
(i) the sum of the aggregate Revolving Credit Exposures and the aggregate Competitive Bid Loan Exposures shall not exceed the aggregate Commitments and (ii) the Alternative Currency Exposure shall not exceed US$750,000,000.]28

Very truly yours,

V.F. CORPORATION,

by
Name:
Title:

28 Include only if Competitive Bids are accepted.

D-4-2

EXHIBIT E

[FORM OF] L/C ISSUER AGREEMENT (this “Agreement”) dated as of [                            ], 20[   ], among V.F. CORPORATION, a Pennsylvania corporation (the “Company”), [NAME OF L/C ISSUER], a [                       ] corporation (the “New L/C Issuer”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders referred to below.

Reference is made to the Five-Year Revolving Credit Agreement dated as of December 8, 2011, among the Company, VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein have the meanings specified in the Credit Agreement. Under the Credit Agreement, the L/C Issuers have agreed to issue Letters of Credit to support payment obligations incurred for general corporate purposes of the Company and the Subsidiaries. Upon execution of this Agreement by each of the Company, the New L/C Issuer and the Administrative Agent, the New L/C Issuer shall be a party to the Credit Agreement, shall constitute an “L/C Issuer” with an LC Commitment of US$[                     ] for all purposes thereof and shall have all the rights and obligations of an L/C Issuer thereunder, and the New L/C Issuer hereby agrees to be bound by all provisions of the Credit Agreement.

This Agreement shall be construed in accordance with and governed by the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

V.F. CORPORATION,

by
Name:
Title:

by
Name:
Title:

[NAME OF ISSUING BANK],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

E-2

EXHIBIT F

MANDATORY COST

1. Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank, in each case, solely in respect of Loans made to the Borrowing Subsidiaries organized under the laws of a jurisdiction outside the United States.

2. On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Borrowings) and will be expressed as a percentage rate per annum. The Administrative Agent will, at the request of the Company, deliver to the Company a statement setting forth the calculation of any Mandatory Cost.

3. The Additional Cost Rate for any Lender lending from a lending office in a member state of the European Community that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union will be the percentage notified by such Lender to the Administrative Agent. This percentage will be certified by such Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in the relevant Borrowing made from such lending office) of complying with the minimum reserve requirements of the European Central Bank in respect of Loans made from such lending office.

4. The Additional Cost Rate for any Lender lending from a lending office in the United Kingdom will be calculated by the Administrative Agent as follows:

(a) in relation to a Loan denominated in Sterling:

(b) in relation to a Loan denominated in any currency other than Sterling:

Where:

A is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which such Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B is the percentage rate of interest (excluding the Applicable Rate and the Mandatory Cost and any additional rate of interest specified in Section 2.13(e) of the Credit Agreement) payable for the relevant Interest Period on the Loan.

C is the percentage (if any) of Eligible Liabilities which such Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

E is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the principal London offices of JPMorgan Chase Bank, N.A. or such other banks as may be appointed by the Administrative Agent in consultation with the Company (the “Reference Banks”) to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.  For the purposes of this Schedule:

(a) “Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b) “Fees Rules” means the rules on periodic fees contained in the Financial Services Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c) “Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

(d) “Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6. In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e., 5% will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7. If requested by the Administrative Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by such Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by such Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of such Reference Bank.

8. Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(a)  the jurisdiction of its applicable lending office; and

(b) any other information that the Administrative Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.

9. The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a lending office in the same jurisdiction as such Lender’s applicable lending office.

10. The Administrative Agent shall have no liability to any Person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or any Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11. The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

12. Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties to this Agreement.

13. The Administrative Agent may from time to time, after consultation with the Company and the Lenders, determine and notify to all parties to this Agreement any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties to this Agreement.

EXHIBIT G

[FORM OF] ACCESSION NO. ___ TO CREDIT AGREEMENT

THIS ACCESSION AGREEMENT is made and entered into this [   ] day of [                     ], 20__, by and among V.F. CORPORATION, a Pennsylvania corporation (the “Company”), VF INVESTMENTS S.À R.L., a Luxembourg corporation, VF ENTERPRISES S.À R.L., a Luxembourg corporation, the other Borrowing Subsidiaries from time to time party to the Agreement (as defined below) (together with VF Investments S.À R.L. and VF Enterprises S.À R.L., the “Borrowing Subsidiaries”; the Company and the Borrowing Subsidiaries are collectively the “Borrowers”), the Lenders from time to time party to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A. as Administrative Agent (the “Administrative Agent”) and [                 ] (the “Increasing Lender”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into a Five-Year Revolving Credit Agreement dated December 8, 2011 (the “Agreement”) pursuant to which the Lenders have agreed to make revolving loans to the Borrowers in the principal amount of up to $1,250,000,000 (which may be increased to $1,500,000,000); and

WHEREAS, the Increasing Lender has agreed to [provide the applicable Borrowers [US Tranche][Global Tranche] Revolving Loans of up to $[                   ]] [increase its [US Tranche][Global Tranche] Commitment to $[                   ]] thereby increasing the then applicable aggregate [US Tranche][Global Tranche] Commitments to $[                   ] and the then applicable aggregate Commitments to $[                   ] and the parties hereto desire to amend the Agreement in accordance with Section 2.09(d) of the Agreement in the manner herein set forth effective as of the date hereof;

NOW, THEREFORE, the Borrowers, the Administrative Agent and the Increasing Lender do hereby agree as follows:

(i) Definitions. The term “Agreement” as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

(ii) Amendments. Subject to the conditions hereof, the Agreement is hereby amended, effective as of the date hereof, by deleting Schedule 2.01 and inserting in lieu thereof Schedule 2.01 attached hereto, and the Increasing Lender agrees by the execution of this Accession Agreement that it [shall be a party to the Agreement as a Lender and] shall provide to the applicable Borrowers its [US Tranche][Global Tranche] Commitment. Schedule 2.01 attached hereto shall be unchanged from Schedule 2.01 to the Agreement immediately prior to the effectiveness hereof with respect to the Commitment of each Lender that is not the Increasing Lender.

(iii)  Representations and Warranties. The Company hereby certifies that:

(a) The representations and warranties made by the Company in Article V of the Agreement are true on and as of the date hereof except that the financial statements referred to in Section 5.04(a) shall be those most recently furnished to each Lender pursuant to Section 6.01(a) and (b);

(b)  There has been no Material Adverse Effect;

(c) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of any Borrower under the Agreement either immediately or with the lapse of time or the giving of notice, or both.

(iv) Conditions. As a condition to the effectiveness of this Accession Agreement, the Company shall deliver, or cause to be delivered to the Administrative Agent, the following:

(a) Four (4) counterparts of this Accession Agreement executed by the Borrowers and the Increasing Lender; and

(b)  If requested, a fully executed Note payable to the Increasing Lender.

(v) Increasing Lender. Upon the effectiveness of this Accession Agreement, the Increasing Lender, if not a Lender prior to the effectiveness of this Accession Agreement, shall be a party to the Agreement and have the rights and obligations of a Lender thereunder.

(vi) Other Documents. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of the Borrowers to enter into the transactions contemplated by this Accession Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrowers relating to the matters provided for herein shall be satisfactory to the Administrative Agent and its counsel.

(vii) Entire Agreement. This Accession Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Accession Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms of conditions of this Accession Agreement may be changed, modified, waived or canceled orally or otherwise, except in accordance with the Agreement.

(viii) Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

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IN WITNESS WHEREOF, the parties hereto have caused this Accession Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

V.F. CORPORATION,

by
Name:
Title:

VF INVESTMENTS S.À R.L.,

by
Name:
Title:

VF ENTERPRISES S.À R.L.,

by
Name:
Title:

[BORROWING SUBSIDIARY],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

[INSERT NAME OF INCREASING LENDER],

by
Name:
Title:

EXHIBIT H

[FORM OF] COMPLIANCE CERTIFICATE

JPMorgan Chase Bank, N.A.,
Loan and Agency Services Group
10 South Dearborn
Chicago, IL 60603-2003
Attention:  Nanette Wilson
nanette.wilson@jpmchase.com

with a copy to:

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017
Attention:  James A. Knight
james.a.knight@jpmorgan.com

Reference is hereby made to the Five-Year Revolving Credit Agreement dated as of December 8, 2011, among V.F. Corporation (the “Company”), VF Investments S.à r.l., VF Enterprises S.à r.l., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of [                         ], 20__ (the “Determination Date”)1 as follows:

I.	Calculations:

A.        Compliance with Section 7.01: Consolidated Indebtedness to Consolidated Capitalization

1. Consolidated Indebtedness as of the Determination Date	$[ ]
2. Consolidated Net Worth as of the Determination Date	$[ ]
3. Sum of A.1 and A.2	$[ ]

1 The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with Section 6.01 of the Credit Agreement.

4. Ratio of A.1 to A.3*	_________ to 1.00
*Required: A.4 must not be greater than 0.60 to 1.00 at any time.

B.        Compliance with Section 7.02(j): Liens

1. Consolidated Net Worth as of the Determination Date	$[ ]
2. B.1 X 15%	$[ ]
3. Is Indebtedness secured by Liens not permitted under Section 7.02(a)–(i) less than B.2?	Yes No
4. B.1 x 20%	$[ ]
5. Is the sum of (1) Indebtedness secured by the Liens not permitted under Section 7.02(a)–(i) and (2) Indebtedness incurred in accordance with Section 7.03(f) less than B.4?	Yes No

C.        Compliance with Section 7.03(f): Indebtedness of Subsidiaries

1. Is Indebtedness not permitted under Section 7.03(a)–(e) less than B.2?	Yes No

II.	No Default:

A.       Since [                         ], 20__, (the date of the last similar certification), (a) the Company has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in Article VIII of the Agreement has occurred and is continuing.

B.       If a Default or Event of Default has occurred since [                         ], 20__, (the date of the last similar certification), the Company proposes to take the following action with respect to such Default or Event of Default:                     .12

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2 If no Default or Event of Default has occurred, insert “Not Applicable”

H-2

IN WITNESS WHEREOF, I have executed this Compliance Certificate this [            ] day of [                      ], 20__.

By: V.F. CORPORATION,

Name:
Title:

H-3